UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2018

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street

Moline, Illinois 61265

(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

As previously announced, on April 17, 2018, QCR Holdings, Inc., a Delaware corporation (“QCR Holdings”), entered into an Agreement and Plan of Merger (the “Agreement”) with Springfield Bancshares, Inc., a Missouri corporation (“Springfield Bancshares”). Pursuant to the terms of the Agreement, Springfield Bancshares will merge with and into QCR Holdings, with QCR Holdings as the surviving corporation (the “Merger”). QCR Holdings has received approval of the Merger from the Board of Governors of the Federal Reserve System and the Missouri Division of Finance. The Merger is anticipated to be completed early in the third quarter of 2018, and remains subject to the approval of the stockholders of Springfield Bancshares and the satisfaction of other customary closing conditions. Springfield Bancshares will hold a special meeting of its stockholders on June 27, 2018, for the purpose of approving the Merger and the Agreement.

Special Note Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of QCR Holdings and Springfield Bancshares. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of QCR Holdings’ and Springfield Bancshares’ management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this Current Report on Form 8-K, including forward-looking statements, speak only as of the date they are made, and neither QCR Holdings nor Springfield Bancshares undertakes any obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of QCR Holdings and Springfield Bancshares to control or predict, could cause actual results to differ materially from those in any forward-looking statements. These factors include, among others, the following: (i) the possibility that any of the anticipated benefits of the proposed transaction between QCR Holdings and Springfield Bancshares will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of Springfield Bancshares with those of QCR Holdings will be materially delayed or will be more costly or difficult than expected; (iii) the inability to complete the proposed transaction due to the failure of the required stockholder approval; (iv) the failure to satisfy other conditions to completion of the proposed transaction; (v) the failure of the proposed transaction to close for any other reason; (vi) the effect of the announcement of the transaction on customer relationships and operating results; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) the strength of the local, national and international economy; (ix) changes in state and federal laws, regulations and governmental policies concerning QCR Holdings’ and Springfield Bancshares’ general business; (x) changes in interest rates and prepayment rates of QCR Holdings’ and Springfield Bancshares’ assets; (xi) increased competition in the financial services sector and the inability to attract new customers; (xii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (xiii) the loss of key executives or employees; (xiv) changes in consumer spending; (xv) unexpected results of acquisitions, including the acquisition of Springfield Bancshares; (xvi) unexpected outcomes of existing or new litigation involving QCR Holdings or Springfield Bancshares; (xvii) the economic impact of any future terrorist threats or attacks; (xviii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards; and (xix) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning QCR Holdings and its business, including additional factors that could materially affect QCR Holdings’ financial results, are included in QCR Holdings’ filings with the Securities and Exchange Commission (the “SEC”).

Additional Information

QCR Holdings has filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement includes a proxy statement of Springfield Bancshares that also constitutes a prospectus of QCR Holdings, which was sent to the stockholders of Springfield Bancshares. Springfield Bancshares’ stockholders are advised to read the proxy statement/prospectus because it contains important information about QCR Holdings, Springfield Bancshares and the proposed transaction. This document and other documents relating to the proposed transaction filed by QCR Holdings can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing QCR Holdings’ website at www.qcrh.com under the tab “Investors Relations” and then under “SEC Filings.” Alternatively, these documents can be obtained free of charge from QCR Holdings upon written request to QCR Holdings, Inc., Attention: Corporate Secretary, 3551 7th Street, Moline, Illinois 61265 or by calling (319) 743-7006, or from Springfield Bancshares, upon written request to Springfield Bancshares, Inc., Attention: Mr. Kirk Bossert, 2006 S. Glenstone Avenue, Springfield, Missouri 65804 or by calling (417) 851-5728.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Participants in this Transaction

QCR Holdings, Springfield Bancshares and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction under the rules of the SEC. Information about QCR Holdings’ participants may be found in the definitive proxy statement of QCR Holdings relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 13, 2018. This definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants are also included in the proxy statement/prospectus regarding the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR HOLDINGS, INC.

Dated: June 11, 2018	By:	/s/ Todd A. Gipple
Executive Vice President, Chief Operating Officer and Chief Financial Officer